UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 10, 2020

(Date of earliest event reported)

Asure Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20008	74-2415696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3700 N. Capital of Texas Hwy, Suite 350, Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

512-437-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ASUR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2020, Asure Software, Inc. (the “Company”) issued a press release announcing its financial results for its second quarter ended June 30, 2020. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 of this Current Report (including the press release furnished as an exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On August 10, 2020, the Company issued a press release announcing changes to its board of directors and senior leadership that are effective on August 11, 2020. No later than August 15, 2020, the Company will file  a separate Form 8-K providing the disclosures required under Item 5.02 to the extent the Company’s Form 10-Q for the six months ended June 30, 2020 does not otherwise provide  such disclosures.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release of Registrant dated August 10, 2020
99.2	Press Release of Registrant dated August 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASURE SOFTWARE, INC.

Dated: August 10, 2020	By:	/s/ Kelyn Brannon
Kelyn Brannon, Chief Financial Officer